                              ------------------

 ----------------------------------------------------------------------------

                         PaineWebber S&P 500 Index Fund
             1285 Avenue of the Americas, New York, New York 10019
          Prospectus -- November 1, 1997, as revised January 21, 1998
--------------------------------------------------------------------------------
PaineWebber S&P 500 Index Fund ("Fund") is designed for long-term investors who seek investment results, before fees and expenses, that track the performance results of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Fund, a series of PaineWebber Index Trust, seeks to replicate the total return of the S&P 500 Index, which is composed of 500 selected large capitalization common stocks. The Fund is newly organized and has no operating history.

This Prospectus concisely sets forth information that a prospective investor should know about the Fund before investing. Please read this Prospectus carefully and retain a copy for future reference.

A Statement of Additional Information dated November 1, 1997, as revised January 21, 1998 has been filed with the Securities and Exchange Commission and is legally part of this Prospectus. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Fund, your investment executive at PaineWebber or one of its correspondent firms or by calling toll-free 1-800-647-1568.

INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THIS PROSPECTUS. THE FUND AND ITS DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE INVESTORS WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF THE FUND IN ANY JURISDICTION WHERE THE FUND OR ITS DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.
    THESE  SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
      SECURITIES AND  EXCHANGE COMMISSION NOR HAS THE  COMMISSION PASSED
        UPON  THE  ACCURACY  OR   ADEQUACY  OF  THIS  PROSPECTUS.  ANY
           REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   ---------
                               Prospectus Page 1

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                              -------------------
                         PaineWebber S&P 500 Index Fund

                               Table of Contents
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----
The Fund At A Glance.......................................................   3
Expense Table..............................................................   4
Investment Objective & Policies............................................   6
Investment Philosophy & Process............................................   7
Performance................................................................   7
The Fund's Investments.....................................................   8
Classes of Shares..........................................................  10
How To Buy Shares..........................................................  11
How To Sell Shares.........................................................  11
Other Services.............................................................  12
Management.................................................................  13
Determining The Shares' Net Asset Value....................................  14
Dividends & Taxes..........................................................  14
General Information........................................................  15

                                  ----------
                               Prospectus Page 2

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                              -------------------
                        PaineWebber S&P 500 Index Fund
                             The Fund at a Glance
-------------------------------------------------------------------------------

The Fund is not intended to provide a complete investment program but may be appropriate as a component of an investor's overall portfolio. Some common reasons to invest in the Fund are to finance college educations, plan for retirement or diversify a portfolio. When selling shares, investors should be aware that they may get more or less for their shares than they originally paid for them. As with any mutual fund, there is no assurance that the Fund will achieve its goal.

GOAL: To increase the value of your investment by investing in the common stocks of companies in the S&P 500 Index.

INVESTMENT OBJECTIVE: To replicate the total return of the S&P 500 Index, before fees and expenses.

RISKS: Stock prices rise and fall. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Deviations from the performance of the S&P 500 Index may result from shareholder purchases and sales of shares that can occur daily, as well as from expenses borne by the Fund. The Fund may use derivative instruments, such as options and futures contracts, to simulate full investment in the S&P 500 Index until the Fund's assets reach a level that permits investment directly in the common stocks represented in the S&P 500 Index, while handling cash flows into and out of the Fund and to reduce transaction expenses. These derivatives involve special risks. Investors may lose money by investing in the Fund; investments in the Fund are not guaranteed.

MANAGEMENT

Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), is the Fund's investment adviser and administrator.

WHO SHOULD INVEST

The Fund is for investors who seek investment results, before fees and expenses, that track the performance results of the S&P 500 Index. Unlike other mutual funds, which generally seek to "beat" stock market averages and often have unpredictable results, the Fund seeks to "match" the performance of the S&P 500 Index and thus is expected to provide a predictable return relative to its benchmark.

MINIMUM INVESTMENT

To open an account, investors must invest at least $10,000; to add to an account, investors need only $100.

HOW TO PURCHASE SHARES OF THE FUND

Class Y shares are currently offered for sale only to limited groups of investors. All other investors must purchase Class A shares.

CLASS A SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class A shares. As a result, 100% of their purchase is immediately invested. Class A shares have higher ongoing expenses than Class Y shares.

CLASS Y SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class Y shares. As a result, 100% of their purchase is immediately invested. Class Y shares have lower ongoing expenses than Class A shares.

                                  ----------
                               Prospectus Page 3

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                       --------------------------------
                        PaineWebber S&P 500 Index Fund
                                 Expense Table
-------------------------------------------------------------------------------

The following tables are intended to assist investors in understanding the expenses associated with investing in each class of shares of the Fund. Because the Fund has no operating history, "Other Expenses" shown below represent those estimated for the first year of operations. For the first year of operations Mitchell Hutchins intends to waive its management fees and reimburse Fund expenses, if necessary, so that the total operating expenses for Class A shares do not exceed 0.40% of the Fund's average net assets and the total operating expenses for Class Y shares do not exceed 0.35% of the Fund's average net assets.

                                                                 CLASS A CLASS Y
SHAREHOLDER TRANSACTION EXPENSES                                 ------- -------
Maximum Sales Charge on Purchases of Shares (as a % of offering
 price)........................................................   None    None
Sales Charge on Reinvested Dividends (as a % of offering
 price)........................................................   None    None
Maximum Contingent Deferred Sales Charge (as a % of offering price or net asset value at the time of sale, whichever is
 less).........................................................   None    None
Exchange Fees..................................................    N/A     N/A
ANNUAL FUND OPERATING EXPENSES
 (as a % of average net assets)
Management Fees (after waivers)*...............................   0.00%   0.00%
12b-1 Fees.....................................................   0.05    None
Other Expenses (after expense reimbursements)*.................   0.35    0.35
                                                                  ----    ----
Total Operating Expenses (after fee waivers and expense reim-
 bursements)*..................................................   0.40%   0.35%
                                                                  ====    ====

-------
* Without taking into account anticipated fee waivers and expense reimbursements, the Fund's Management Fees, estimated Other Expenses and Total Operating Expenses would be 0.20%, 0.55% and 0.80%, respectively, for Class A shares and 0.20%, 0.55% and 0.75%, respectively, for Class Y shares.

 CLASS A SHARES: No initial sales charge is imposed. Class A shares are subject to 12b-1 service fees.
 CLASS Y SHARES: No initial sales charge is imposed, nor are Class Y shares subject to 12b-1 service fees. Class Y shares may be purchased by participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds ("PW Programs"), when Class Y shares are purchased through that program. Participation in a PW Program is subject to an advisory fee at the maximum annual rate of 1.5% of assets held through that PW Program. This account charge is not included in the table because investors who are not PW Program participants also are permitted to purchase Class Y shares of the Fund.

                                  ----------
                               Prospectus Page 4

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                       --------------------------------
                        PaineWebber S&P 500 Index Fund
                                 Expense Table
                                  (Continued)
-------------------------------------------------------------------------------


EXAMPLE OF EFFECT OF FUND EXPENSES

The following examples should assist investors in understanding various costs and expenses incurred as shareholders of the Fund. The assumed 5% annual return shown in the examples is required by regulations of the Securities and Exchange Commission ("SEC") applicable to all mutual funds. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF THE FUND MAY BE MORE OR LESS THAN THOSE SHOWN.

An investor would pay the following expenses, directly or indirectly, on a $1,000 investment in the Fund, assuming a 5% annual return:

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
Class A..........................................................  $ 4     $22
Class Y..........................................................  $ 4     $20

 ASSUMPTION MADE IN THE EXAMPLE

 Reinvestment of all dividends and other distributions; percentage amounts listed under "Annual Fund Operating Expenses" remain the same for the years shown; .20% expense waiver in the first year of operations.

                                  ----------
                               Prospectus Page 5

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                              -------------------
                        PaineWebber S&P 500 Index Fund

                        Investment Objective & Policies
-------------------------------------------------------------------------------

The Fund's investment objective is to replicate the total return of the S&P 500 Index, before fees and expenses. The investment objective of the Fund may not be changed without shareholder approval. The Fund's other investment policies, except where noted, are not fundamental and may be changed by its board of trustees ("board").

The Fund seeks to achieve its objective by investing substantially all of its assets in common stocks issued by companies in the S&P 500 Index and in related derivatives, such as options and futures contracts, that simulate investment in the S&P 500 Index. Once its assets have reached $10 million, the Fund will invest at least 65% of its total assets in a substantial majority of the common stocks issued by companies represented in the S&P 500 Index. Until that time, the Fund may invest in a smaller number of common stocks and/or derivative instruments that simulate full investment in the S&P 500 Index.

The S&P 500 Index is composed of 500 common stocks that are selected by Standard & Poor's ("S&P") to capture the price performance of a large cross-section of the U.S. publicly traded stock market. These 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its total market value relative to total market value of all securities in the index. S&P selects the component stocks included in the S&P 500 Index with the aim of achieving a distribution at the index level representative of the various industry components of the U.S. market for common stocks. Therefore, these 500 stocks do not represent the 500 largest companies. Aggregate market value and trading activity also are considered in the selection process.

The Fund is not sponsored, endorsed, sold or promoted by S&P. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. S&P makes no representation or warranty, express or implied, to the purchasers of the Fund or any member of the public regarding the advisability of investing in securities generally or the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index, which is determined, composed, and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination or calculation of the equation by which shares of the Fund are priced or converted into cash. S&P has no obligation or liability in connection with the administration of the Fund or the marketing or sale of the Fund's shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                  ----------
                               Prospectus Page 6

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                              -------------------
                        PaineWebber S&P 500 Index Fund

                        Investment Philosophy & Process
-------------------------------------------------------------------------------

The Fund is not managed according to traditional methods of "active" management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, it uses a "passive" investment approach attempting to duplicate the investment performance of the S&P 500 Index.

Once its assets have reached $10 million, the Fund expects to invest in substantially all 500 stocks in the S&P 500 Index in proportion to their weighting in the S&P 500 Index and, ordinarily, will invest in at least 450 stocks that are represented in the S&P 500 Index. If the Fund experiences exceptional levels of purchases or redemptions, the Fund may be delayed in rebalancing its portfolio to reflect the weightings of the common stocks reflected in the S&P 500 Index or may hold less than 450 stocks of the Index. The Fund will be rebalanced as soon as practicable to reflect the common stock weightings represented in the S&P 500
Index and may use derivative instruments to replicate the weightings of the Index in the interim.

Because the Fund seeks to replicate the performance of the S&P 500 Index, a close correlation between the Fund's performance and the performance of the S&P 500 Index is anticipated in both rising and falling markets.

The Fund attempts to achieve a correlation between the performance of its investments and that of the S&P 500 Index, over time of at least 0.95, before deduction of fees and expenses. A correlation of 1.00 would represent perfect correlation between the Fund and the S&P 500 Index. The performance of the Fund versus that of the S&P 500 Index is compared at least weekly. If an unexpected tracking error develops, the Fund will be rebalanced to bring it into line with the S&P 500 Index. There can be no assurance that the Fund will achieve its expected results.

-------------------------------------------------------------------------------

                                  Performance
-------------------------------------------------------------------------------

The Fund performs a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in the Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. One-, five- and ten-year periods will be shown, unless the Fund has been in existence for a shorter period. If so, returns will be shown for the period since inception.

The Fund may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof.

Total return information reflects past performance and does not indicate future results. The investment return and principal value of shares of the Fund will fluctuate. The amount investors receive when selling shares may be more or less than what they paid.

                                  ----------
                               Prospectus Page 7

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                              -------------------
                        PaineWebber S&P 500 Index Fund

                            The Fund's Investments

-------------------------------------------------------------------------------

EQUITY SECURITIES. Equity securities include common stocks, preferred stocks and securities that are convertible into them, including convertible debentures and notes and common stock purchase warrants and rights. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

RISKS
EQUITY SECURITIES. While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that the Fund may experience a substantial or complete loss on an individual common stock investment.

INDEX INVESTING AND OPEN-END INVESTMENT COMPANIES. While the Fund attempts to duplicate, before deduction of operating expenses, the investment results of the S&P 500 Index, the Fund's investment results generally will not be identical to those of the S&P 500 Index. Deviations from the performance of the S&P 500 Index may result from shareholder purchases and sales of shares that can occur daily, as well as from expenses borne by the Fund.

FOREIGN SECURITIES. The S&P 500 Index includes some U.S. dollar-denominated foreign securities that are traded on recognized U.S. exchanges or on the U.S. over-the-counter ("OTC") market. Investing in the securities of foreign companies may involve more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. In general, less information may be available about foreign companies than about U.S. companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies.

DERIVATIVES. Some of the instruments in which the Fund may invest may be referred to as "derivatives," because their value depends on (or "derives" from) the value of an underlying asset, reference rate or index. Derivatives include options and futures contracts that may be used to simulate full investment in the S&P 500 Index and in other strategies. There is limited consensus as to what constitutes a "derivative" security or instrument. The market value of derivatives sometimes is more volatile than that of other investments, and each type of derivative may pose its own special risks. Mitchell Hutchins takes these risks into account in its management of the Fund.

COUNTERPARTIES. The Fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, Mitchell Hutchins, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the Fund does business.

INDUSTRY CONCENTRATION POLICY. The Fund will invest 25% or more of its total assets in securities of issuers in the same industry if necessary to replicate the weighting of that particular industry in the S&P 500 Index.

INVESTMENT TECHNIQUES AND STRATEGIES

STRATEGIES USING DERIVATIVES. The Fund may use derivatives, which may include options (both exchange traded and OTC) and futures contracts in strategies intended to simulate full investment in the S&P 500 Index until the Fund's assets reach a level that permits investment directly in the common stocks represented in the S&P 500 Index or while retaining a cash balance for Fund management purposes, such as to provide liquidity to meet anticipated sales of its shares by shareholders and for Fund operating expenses. The Fund may also use these derivatives to reduce the risk of adverse price movements in the securities in the S&P 500 Index while investing cash received from investor purchases of Fund shares, to facilitate trading and to reduce transaction costs. New financial

                                  ----------
                               Prospectus Page 8

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                              -------------------
                        Paine Webber S&P 500 Index Fund

products and management techniques continue to be developed and may be used by the Fund if consistent with its investment objective and policies. The Statement of Additional Information contains further information on these derivatives and related strategies.

The Fund might not use any derivative instruments or strategies, and there can be no assurance that using them will succeed. If Mitchell Hutchins is incorrect in its judgment on market values or other economic factors in using a strategy, the Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

 . the possibility of imperfect correlation between price movements of derivatives used in the Fund's strategies and price movements of the securities in the S&P 500 Index;

 . possible constraints placed on the Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain "cover" or to segregate securities; and

 . the possibility that the Fund is unable to close out or liquidate its position in derivatives.

LENDING PORTFOLIO SECURITIES. The Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of the Fund's total assets. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in recovering these securities.

CASH MANAGEMENT. The Fund expects to use derivatives to provide liquidity for anticipated sales of its shares by shareholders and for Fund operating expenses and to manage cash flows into the Fund pending investment in securities in the S&P 500 Index. The Fund may also invest in cash or investment grade U.S. money market instruments, including repurchase agreements, for liquidity purposes or pending investment in other securities. The Fund is authorized to invest up to 35% of its total assets in cash or money market instruments, although it expects these investments will represent a much smaller portion of its total assets under normal circumstances.

Repurchase agreements are transactions in which the Fund purchases securities from banks or recognized securities dealers and simultaneously commits to resell the securities to the bank or dealer, usually no more than seven days after purchase. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including certain cover for OTC options and securities whose disposition is restricted under the federal securities laws. The Fund does not consider securities that are eligible for resale pursuant to SEC Rule 144A to be illiquid securities if Mitchell Hutchins has determined such securities to be liquid, based upon the trading markets for the securities under procedures approved by the board.

OTHER INFORMATION. The Fund may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery. The Fund would not pay for such securities or start earning interest on them until they are delivered, but it would immediately assume the risks of ownership, including the risk of price fluctuation. The Fund may borrow money for temporary or emergency purposes in an amount up to 33 1/3% of its total assets, including up to 5% of its net assets in reverse repurchase agreements.

                                  ----------
                               Prospectus Page 9

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                              -------------------
                        PaineWebber S&P 500 Index Fund

                               Classes of Shares

-------------------------------------------------------------------------------

The Fund offers through this Prospectus two classes of shares that differ in terms of expenses. Class Y shares have lower ongoing expenses than Class A shares but are available only to limited groups of investors.

CLASS A SHARES

HOW PRICE IS CALCULATED: The price is the net asset value next calculated after PaineWebber's New York City headquarters or PFPC Inc., the Fund's transfer agent ("Transfer Agent"), receives the purchase order. Because investors do not pay an initial sales charge when they buy Class A shares, 100% of their purchase is immediately invested. Class A shares are subject to rule 12b-1 service fees.

CLASS Y SHARES

HOW PRICE IS CALCULATED. Class Y shares are sold to eligible investors at the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Because investors do not pay an initial sales charge when they buy Class Y shares, 100% of their purchase is immediately invested. The ongoing expenses for Class Y shares are lower than for Class A shares because Class Y shares are not subject to rule 12b-1 service fees.

LIMITED GROUPS OF INVESTORS. Only the following investors are eligible to buy Class Y shares:

 . a participant in an investment program that is sponsored by PaineWebber and may invest in PaineWebber mutual funds, when Class Y shares are purchased through that program;

 . an investor who buys $10 million or more at any one time in any combination of the Fund and any PaineWebber mutual fund in the Flexible Pricing SM System;

 . an employee benefit plan qualified under section 401, including a salary reduction plan qualified under section 401(k), or 403(b) of the Internal Revenue Code that has either

 . 5,000 or more eligible employees or

 . $50 million or more in assets; and

 . an investment company advised by PaineWebber or an affiliate of PaineWebber.

PACE MULTI-ADVISOR PROGRAM. An investor who participates in the PACE Multi-Advisor Program is eligible to purchase Class Y shares. The PACE Multi-Advisor Program is an advisory program sponsored by PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the Pace Multi-Advisor Program is subject to payment of an advisory fee to PaineWebber at the maximum annual rate of 1.5% of assets. Employees of PaineWebber and its affiliates are entitled to a waiver of this fee.

Please contact your PaineWebber investment executive or PaineWebber's correspondent firms for more information concerning mutual funds that are available to the PACE Multi-Advisor Program.

                                  ----------
                              Prospectus Page 10

                              -------------------
                         PaineWebber S&P 500 Index Fund

                               How to Buy Shares
--------------------------------------------------------------------------------

Shares are purchased at the next share price calculated after the purchase order is received by PaineWebber's New York City headquarters or the Transfer Agent. Prices are calculated for the Fund's shares once each Business Day, at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). A "Business Day" is any day, Monday through Friday, on which the New York Stock Exchange is open for business.

The Funds and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

When placing an order to buy shares, investors should specify which class of shares they want to buy. If investors fail to specify the class, they will automatically receive Class A shares. Investors in Class Y shares must provide satisfactory information to PaineWebber or the Fund that they are eligible to purchase Class Y shares.

PAINEWEBBER CLIENTS

Investors who are PaineWebber clients may buy shares through PaineWebber investment executives or its correspondent firms. Investors may buy shares in person, by mail, by telephone or by wire (the minimum wire purchase is $1 million). PaineWebber investment executives and correspondent firms are responsible for promptly sending investors' purchase orders to PaineWebber's New York City headquarters. Investors may pay for their purchases with checks drawn on U.S. banks or with funds they have in their brokerage accounts at PaineWebber or its correspondent firms.

OTHER INVESTORS

Investors who are not PaineWebber clients may purchase Fund shares and set up an account through the Transfer Agent (PFPC Inc.) by completing an account application which may be obtained by calling 1-800-647-1568. The application and check must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

Investors do not have to send an application when making additional investments in a Fund.

MINIMUM INVESTMENTS FOR CLASS A SHARES

   To open an account............ $10,000
   To add to an account.......... $   100

The Fund may waive or reduce these minimums for:

 . employees of PaineWebber or its affiliates; or

 . participants in certain pension plans, retirement accounts, investment programs or the Fund's automatic investment plan.

--------------------------------------------------------------------------------

                               How to Sell Shares
--------------------------------------------------------------------------------

Investors can sell (redeem) shares at any time. Shares will be sold at the share price for that class as next calculated after the order is received by PaineWebber's New York City headquarters or the Transfer Agent. Share prices are normally calculated at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time).

Investors who own more than one class of shares should specify which class they are selling. If they do not, the Fund will assume they are first selling their Class A shares, then Class Y shares.

If a shareholder wants to sell shares which were purchased recently, the Fund may delay payment until it verifies that good payment was received. In the case of purchases by check, this can take up to 15 days.

Investors who have an account with PaineWebber or one of PaineWebber's correspondent firms can sell their shares by contacting their investment executives. PaineWebber investment executives and correspondent firms are responsible for promptly sending investors' sell orders to PaineWebber's New York City headquarters. Investors who do not have an account

                                  ----------
                               Prospectus Page 11

                              -------------------
                        PaineWebber S&P 500 Index Fund

and have bought their shares through the Fund's Transfer Agent (PFPC Inc.), may sell shares by writing a "letter of instruction" to the Transfer Agent. The letter of instruction must include:

 . the investor's name and address;

 . the Fund's name;

 . the Fund account number;

 . the dollar amount or number of shares to be sold; and

 . a guarantee of each registered owner's signature by an eligible institution, such as a commercial bank, trust company or stock exchange member.

The letter must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, it reserves the right to purchase back all of its shares in any shareholder account with a net asset value of less than $5,000. If the Fund elects to do so, it will notify the shareholder of the opportunity to increase the amount invested to $5,000 or more within 60 days of the notice. The Fund will not purchase back accounts that fall below $5,000 solely due to a reduction in net asset value per share.

-------------------------------------------------------------------------------

                                Other Services
-------------------------------------------------------------------------------

Investors should consult their investment executives at PaineWebber or one of its correspondent firms to learn more about the following services available with respect to the Fund's Class A shares:

AUTOMATIC INVESTMENT PLAN

Investing on a regular basis helps investors meet their financial goals. PaineWebber offers an Automatic Investment Plan with a minimum initial investment of $10,000 through which the Fund will deduct $50 or more monthly, quarterly, semiannually or annually from the investor's bank account to invest directly in the Fund. In addition to providing a convenient and disciplined manner of investing, participation in the Automatic Investment Plan enables the investor to use the technique of "dollar cost averaging."

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their Fund accounts. To participate in this Plan, an investor's Class A shares must have a minimum value of $25,000; the minimum value of withdrawals is $100.

An investor may not withdraw more than 12% of the value of the Fund account when the investor signed up for the Plan during the first year under the Plan. Shareholders who elect to receive dividends or other distributions in cash may not participate in the Plan.

INDIVIDUAL RETIREMENT ACCOUNTS

Self-directed Individual Retirement Accounts ("IRAs") are available through PaineWebber in which purchases of PaineWebber mutual funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

TRANSFER OF ACCOUNTS

If investors holding shares of the Fund in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the Fund shares will be moved to an account with the Transfer Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.

                                  ----------
                              Prospectus Page 12

-------------------------------------------------------------------------------
                              -------------------
                        PaineWebber S&P 500 Index Fund

                                  Management
-------------------------------------------------------------------------------

The Fund is governed by a board of trustees, which oversees its operations. The Fund has appointed Mitchell Hutchins as investment adviser and administrator responsible for the Fund's operations (subject to the authority of the board). As investment adviser and administrator, Mitchell Hutchins supervises all aspects of the Fund's operations and makes and implements all investment decisions for the Fund.

In accordance with procedures adopted by the board, brokerage transactions for the Fund may be conducted through PaineWebber or its affiliates and the Fund may pay fees, including fees calculated as a percentage of earnings, to PaineWebber for its services as lending agent in its portfolio securities lending program.

ABOUT THE INVESTMENT ADVISER

Mitchell Hutchins, located at 1285 Avenue of the Americas, New York, New York 10019, is an asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On December 31, 1997, Mitchell Hutchins was adviser or sub-adviser of 30 investment companies with 65 separate portfolios and aggregate assets of approximately $35.8 billion.

Personnel of Mitchell Hutchins may engage in securities transactions for their own accounts pursuant to Mitchell Hutchins' code of ethics which establishes procedures for personal investing and restricts certain transactions.

T. Kirkham Barneby is responsible for the day-to-day management of the Fund's portfolio. Mr. Barneby is a managing director and chief investment officer of quantitative investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994 after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was a senior vice president responsible for quantitative management and asset allocation models.

MANAGEMENT FEES & OTHER EXPENSES

The Fund incurs various expenses in its operations, such as the management fee paid to Mitchell Hutchins, 12b-1 services fees paid with respect to Class A shares, custody and transfer agency fees, professional fees, expenses of board and shareholder meetings, fees and expenses relating to registration of its shares, taxes and governmental fees, fees and expenses of trustees, costs of obtaining insurance, expenses of printing and distributing shareholder materials, organizational expenses and extraordinary expenses, including costs or losses in any litigation.

The Fund has agreed to pay Mitchell Hutchins a management fee at the annual rate of 0.20% of the Fund's average daily net assets. For the first year of the Fund's operations, however, Mitchell Hutchins has agreed to waive its fee and reimburse Fund expenses, if necessary, so that the total annual operating expenses for that first year do not exceed 0.40% of annual average net assets for Class A shares and 0.35% of average annual net assets for Class Y shares.

DISTRIBUTION ARRANGEMENTS

Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. There is no distribution plan with respect to the Fund's Class Y shares. Under the distribution plan for Class A shares ("Class A Plan"), the Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.05% of the average daily net assets of Class A shares.

Mitchell Hutchins primarily uses the service fees under the Class A Plan to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.05% of the aggregate investment amounts maintained in the Fund by PaineWebber clients. PaineWebber then compensates its investment executives for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

                                  ----------
                              Prospectus Page 13

-------------------------------------------------------------------------------
                              -------------------
                        PaineWebber S&P 500 Index Fund
-------------------------------------------------------------------------------

The Class A Plan and the related distribution contracts ("Distribution Contracts") specify that the service fees paid to Mitchell Hutchins are not reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the service fees it receives, the Fund will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service fees received or accrued through the termination date of the Plan will be Mitchell Hutchins' sole responsibility and not that of the Fund. Annually, the board reviews the Class A Plan and Mitchell Hutchins' corresponding expenses for that class of shares.

-------------------------------------------------------------------------------

                    Determining the Shares' Net Asset Value
-------------------------------------------------------------------------------

The net asset value of the Fund's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) each Business Day. The Fund's net asset value per share is determined by dividing the value of the securities held by the Fund, plus any cash or other assets, minus all liabilities, by the total number of Fund shares outstanding.

Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value.
-------------------------------------------------------------------------------

                               Dividends & Taxes
-------------------------------------------------------------------------------
DIVIDENDS

The Fund will pay an annual dividend from its net investment income and net short-term capital gain, if any. The Fund will also distribute annually substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any. The Fund may make additional distributions, if necessary, to avoid a 4% excise tax on certain undistributed income and capital gains.

Dividends and other distributions paid on each class of shares of the Fund are calculated at the same time and in the same manner. Dividends on Class A shares of the Fund are expected to be lower than those on its Class Y shares because Class A shares have higher expenses resulting from their service fees.

The Fund's dividends and other distributions are paid in additional Fund shares of the same class at net asset value, unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and other distributions in cash, either mailed to them by check or credited to their PaineWebber accounts, should contact their investment executives at PaineWebber or one of its correspondent firms or complete the appropriate section of the account application.

TAXES

The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code so that it will not have to pay federal income tax on the part of its investment company taxable income and net capital gain that it distributes to its shareholders. Investment company taxable income generally consists of net investment income and net short-term capital gain (the excess of gains from the sale or exchange of capital assets held for not more than one year over loss therefrom).

Dividends from the Fund's investment company taxable income (whether paid in cash or additional

                                  ----------
                              Prospectus Page 14

--------------------------------------------------------------------------------
                              -------------------
                         PaineWebber S&P 500 Index Fund
--------------------------------------------------------------------------------

shares) are generally taxable to its shareholders as ordinary income. Distributions of the Fund's net capital gain (whether paid in cash or additional shares) are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a non-corporate taxpayer's net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax--generally, 28% for gain recognized on securities held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on securities held for more than 18 months. Pursuant to an Internal Revenue Service notice, the Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain) and its shareholders must treat those portions accordingly. Shareholders who are not subject to tax on their income generally will not be required to pay tax on distributions.

YEAR-END TAX REPORTING

Following the end of each calendar year, the Fund notifies its shareholders of the amounts of dividends and capital gain distributions paid (or deemed paid) for that year including any portion of those dividends that qualifies for special treatment. The information regarding capital gain destributions designates the portions thereof subject to the different maximum rates of tax applicable to non-corporate taxpayers' net capital gain.

WITHHOLDING REQUIREMENTS

The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

TAXES ON THE SALE OF FUND SHARES

A shareholder's sale (redemption) of shares may result in a taxable gain or loss. This depends upon whether the shareholder receives more or less than the shareholder's adjusted basis for the shares. Capital gain on shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated above. In addition, if Fund shares are bought within 30 days before or after selling other Fund shares (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

                                    * * * *

Because the foregoing only summarizes some of the important tax considerations affecting the Fund and its shareholders, prospective shareholders are urged to consult their tax advisers.

--------------------------------------------------------------------------------

                              General Information
--------------------------------------------------------------------------------

ORGANIZATION

The Fund is a newly created, diversified series of PaineWebber Index Trust ("Trust"), an open-end management investment company formed on May 27, 1997 as a business trust under the laws of Delaware. The board has authority to issue an unlimited number of shares of beneficial interest of separate series, with a par value of $0.001 per share.

SHARES

The shares of the Fund are divided into two classes, Class A and Class Y. Each class represents an identical interest in the Fund's investment portfolio and has the same rights, privileges and preferences. However, each class differs with respect to service fees, other expenses allocable exclusively to that class and voting rights on matters exclusively affecting that class. The different charges applicable to the different classes of shares of the Fund will affect the performance of those classes.

Each share of the Fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of the Fund. However, due to the differing expenses of the classes, dividends on Class A shares are likely to be lower than for Class Y shares, which bear lower expenses.

                                  ----------
                               Prospectus Page 15

                              -------------------
                        PaineWebber S&P 500 Index Fund

VOTING RIGHTS

Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and the holders of more than 50% of all the shares of the Fund as a group may elect all its board members of the Trust. The shares of the Fund will be voted together, except that only the shareholders of a particular class may vote on matters affecting only that class, such as the terms of a distribution plan as it relates to the class. As of the date of this Prospectus, Mitchell Hutchins and PaineWebber are the sole shareholders of the Fund and may be deemed controlling persons of the Fund until additional investors purchase Fund shares.

SHAREHOLDER MEETINGS

The Fund does not intend to hold annual meetings.

Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of the Trust.

REPORTS TO SHAREHOLDERS

The Fund sends its shareholders audited annual and unaudited semiannual reports, each of which includes a list of the investment securities held by the Fund as of the end of the period covered by the report. The Statement of Additional Information, which is incorporated by this reference into this Prospectus, is available to shareholders upon request.

CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the Fund. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as the Fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

PFPC Inc. (not the Fund) pays PaineWebber for certain transfer agency related services that PFPC Inc. has delegated to PaineWebber.

                                  ----------
                              Prospectus Page 16

 ----------------------------------------------------------------------------

                         PaineWebber S&P 500 Index Fund
          Prospectus -- November 1, 1997, as revised January 21, 1998

--------------------------------------------------------------------------------

           PAINEWEBBER MUTUAL FUNDS IN THE FLEXIBLE PRICING SYSTEM(SM)

      PAINEWEBBER BOND FUNDS                   PAINEWEBBER STOCK FUNDS


      High Income Fund                         Capital Appreciation Fund
      Investment Grade Income Fund             Financial Services Growth Fund
      Low Duration U.S.                        Growth Fund
      Government  Income Fund                  Growth and Income Fund
      Strategic Income Fund                    Small Cap Fund
      U.S. Government Income Fund              Utility Income Fund


      PAINEWEBBER TAX-FREE BOND FUNDS          PAINEWEBBER GLOBAL FUNDS

      California Tax-Free                      Asia Pacific Growth Fund
      Income Fund                              Emerging Markets Equity Fund
      Municipal High Income Fund               Global Equity Fund
      Global Income Fund
      National Tax-Free
      Income Fund
      New York Tax-Free
      Income Fund
                                               PAINEWEBBER MONEY MARKET FUND

      PAINEWEBBER
      ASSET ALLOCATION FUNDS                   MITCHELL HUTCHINS PORTFOLIOS

      Balanced Fund                            Conservative Portfolio
      Tactical Allocation Fund                 Moderate Portfolio
                                               Aggressive Portfolio


 Shares of PaineWebber S&P 500 Index Fund may not be exchanged for shares of any PaineWebber mutual fund in the Flexible Pricing System(SM).

 A prospectus containing more complete information for any of the above funds, including charges and expenses, can be obtained from a PaineWebber investment executive or correspondent firm. Please read it carefully before investing. It is important you have all the information you need to make a sound investment decision.
(C) 1998 PaineWebber Incorporated